UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2008

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Board of Directors of Cole Credit Property Trust II, Inc. has authorized a daily distribution, based on 365 days in the calendar year, of $0.001917809 per share for stockholders of record as of the close of business on each day of the period commencing on January 1, 2009 and ending on March 31, 2009. The payment date for each of the daily distributions for each day of the period commencing on January 1, 2009 and ending on January 31, 2009 will be in February 2009. The payment date for each of the daily distributions for each day of the period commencing on February 1, 2009 and ending on February 28, 2009 will be in March 2009. The payment date for each of the daily distributions for each day of the period commencing on March 1, 2009 and ending on March 31, 2009 will be in April 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 9, 2009	COLE CREDIT PROPERTY TRUST II, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President and Chief Financial Officer